Exhibit 99.2

1 Preliminary Third Quarter 2021 Earnings Supplement Third Quarter 2021 Preliminary Earnings Supplement October 11, 2021

2 Preliminary Third Quarter 2021 Earnings Supplement Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of October 11, 2021. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 12-21 of our Form 10-K filed on February 26, 2021 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 Preliminary Third Quarter 2021 Earnings Supplement Preliminary Third Quarter 2021 Results • Solid performance in Matson’s Ocean Transportation and Logistics businesses – strong economic and business trends in the second quarter continued in the third quarter • China service, including the new China-California Express (CCX), continued to see significant demand – Volume for e-commerce, garments and other goods remained elevated – Was the primary driver of the increase in consolidated operating income year-over-year • Transpacific tradelane is currently experiencing supply chain congestion due to a combination of inventory restocking, peak season and ongoing elevated consumption trends – We expect these conditions to remain largely in place at least through mid-year 2022 • Ocean Transportation – China strength – CCX volume and volume from an extra loader – In Hawaii, Alaska and Guam, continued to see strong demand with higher year-over-year volumes compared to the largely pandemic-reduced volumes in 3Q20 • Logistics – Continued to see elevated goods consumption, inventory restocking and favorable supply and demand fundamentals in our core markets • During 3Q21, repurchased 1.5 million shares for a total cost of $116 million

4 Preliminary Third Quarter 2021 Earnings Supplement Preliminary Third Quarter 2021 Results (continued) (1) Total debt is presented before any adjustment for deferred loan fees as required by U.S. GAAP. ($ in millions, except per share data) Preliminary Range ($ in millions) INCOME STATEMENT BALANCE SHEET Operating Income Total debt Ocean Transportation $ 86.5 $ 358.0 - $ 363.0 Private placement term loans $ 302.5 Logistics 11.9 15.0 - 16.0 Title XI debt 344.7 Total operating income 98.4 373.0 - 379.0 Revolving credit facility - Total debt (1) $ 647.2 Other income (expense), net 2.4 1.8 - 1.8 Interest expense (5.7) (5.1) -(5.1) Income before income taxes 95.1 369.7 - 375.7 Income taxes 24.2 92.4 - 90.2 Effective income tax rate 25.4% 25.0% - 24.0% Net income $ 70.9 $ 277.3 - $ 285.5 Diluted EPS $ 1.63 $ 6.39 - $ 6.58 Quarter Ended September 30, 2021 Quarter Ended September 30, 2021 Quarter Ended September 30, 2020

5 Preliminary Third Quarter 2021 Earnings Supplement Hawaii Service Third Quarter 2021 Performance • Container volume increased 11.5% YoY – Higher retail and hospitality-related demand compared to 3Q20, which was negatively impacted by state’s COVID- 19 mitigation efforts – Continued rebound in tourism and Hawaii economy – Towards end of quarter experienced a modest negative impact in freight related to state’s efforts to address COVID-19 Delta variant – After the Governor’s request in late 3Q21 to defer travel plans, visitor traffic to the state softened • 3Q21 volume 10.6% higher than 3Q19 volume • Hawaii economy may experience a brief slowdown in 4Q21 as a result of state’s response to COVID-19 Delta variant Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2020 2021 Note: 2Q 2020 volume figure includes volume related to Pasha’s vessel dry-docking. 11.5%

6 Preliminary Third Quarter 2021 Earnings Supplement China Service Third Quarter 2021 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 Q1 Q2 Q3 Q4 2020 2021 Note: 2Q 2020 volume figure includes volume related to seven CLX+ voyages. 3Q21 volume figure includes volume related to five CCX voyages. 3Q 2020, 4Q 2020, 1Q 2021, 2Q 2021 and 3Q 2021 volume figures include weekly CLX+ voyages. 21.7% • Container volume increased 21.7% YoY – CCX volume – Volume from an extra loader – Total number of eastbound voyages increased by 6 YoY: 5 from CCX and one extra loader • Demand driven by e-commerce, garments and other goods – Sustained and elevated consumption trends and low inventory levels driving increased demand for expedited ocean services

7 Preliminary Third Quarter 2021 Earnings Supplement Guam Service Third Quarter 2021 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2020 2021 14.6% • Container volume increased 14.6% YoY – Higher retail-related demand compared to pandemic-reduced level in year ago period • 3Q21 volume 17.0% higher than 3Q19 volume • Guam economy slowly recovering as tourism remains constrained – Economic recovery trajectory remains uncertain

8 Preliminary Third Quarter 2021 Earnings Supplement Alaska Service Third Quarter 2021 Performance • Container volume increased 10.7% YoY – Addition of Alaska-Asia Express (AAX) seafood volume – Additional northbound sailing – Higher retail-related demand – Higher southbound volume • 3Q21 volume 12.4% higher than 3Q19 volume • Improving economic trends in Alaska, but economic recovery trajectory remains uncertain Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 Q1 Q2 Q3 Q4 2020 2021 10.7% Note: 1Q 2020 volume figure includes volume related to TOTE’s vessel dry-docking. AAX service started in 4Q20.

9 Preliminary Third Quarter 2021 Earnings Supplement Matson Logistics Third Quarter 2021 Performance Operating Income $ 0.0 $ 2.0 $ 4.0 $ 6.0 $ 8.0 $ 10.0 $ 12.0 $ 14.0 $ 16.0 $ 18.0 Q1 Q2 Q3 Q4 $ in millions 2020 2021 $15.0 to $16.0 million • Operating income of $15.0 to $16.0 million; YoY change of approximately $3.1 to $4.1 million • Benefitted from: – Elevated goods consumption and inventory restocking –Favorable supply and demand fundamentals in core markets